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                     CLASS A, CLASS B AND CLASS C SHARES OF

                                 AIM LIBRA FUND

                         Supplement dated March 23, 2005
                    to the Prospectus dated February 28, 2005

The Board of Trustees of AIM Investment Funds ("AIF") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Libra Fund ("Libra"), a series of AIF, would transfer all of its assets to AIM Aggressive Growth Fund ("Aggressive Growth"), a series of AIM Equity Funds ("AEF"). Upon closing of the transaction, shareholders of Libra will receive a corresponding class of shares of Aggressive Growth in exchange for their shares of Libra, and Libra will cease operations.

The investment objectives of Libra and Aggressive Growth are the same. Both funds seek to provide long-term growth of capital. Libra seeks to meet its investment objective by investing in securities of companies the portfolio manager(s) believe are likely to benefit from new or innovative products, services or processes. Aggressive Growth seeks to meet its investment objective by investing primarily in common stocks of small and medium-sized companies the portfolio manager(s) believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

The Plan requires approval by Libra shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about June 28, 2005. If the Plan is approved by shareholders of Libra and certain conditions required by the Plan are satisfied, the reorganization is expected to be consummated shortly thereafter.

It is anticipated that Libra will be closed to new investors during the second quarter of 2005.